UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2022

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Blvd.

Paramount, CA 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2022, Tattooed Chef, Inc., a Delaware corporation (“Tattooed Chef” or the “Company”), held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 53,137,195 of Tattooed Chef’s issued and outstanding shares of common stock held of record as of April 4, 2021, the record date for the Annual Meeting, were present either in person or by proxy, which constituted a quorum. Tattooed Chef’s stockholders voted on the following proposals at the Annual Meeting, each of which was approved and described in more detail in Tattooed Chef’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022. The final vote tabulation for each proposal is set forth below.

1.	Election of Directors. To elect three Class II directors to the Company’s board of directors (the “Board”) to hold office with terms to expire at the 2025 Annual Meeting of Stockholders. The final voting tabulation for this proposal was as follows:

Nominee	Votes For	Abstain	Broker Non-Votes
Jennifer Fellner	36,917,926	1,042,685	15,176,584
Edward Gelfand	36,250,737	1,709,874	15,176,584
Daniel Williamson	36,166,168	1,794,443	15,176,584

Based on the votes set forth above, each of the director nominees was duly elected.

2.	Ratification of the Company’s Independent Registered Public Accounting Firm. To ratify the appointment of Deloitte & Touche, LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstain
52,641,882	295,448	199,865

Based on the votes set forth above, the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

3.	Say-on-Pay. To provide an advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
37,649,313	260,289	51,009	15,176,584

Based on the votes set forth above, the resolution approving executive compensation passed.

4.	Say-on-Frequency. To provide an advisory (non-binding) vote determining the frequency of future stockholder votes on executive compensation. The final voting tabulation for this proposal was as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
33,930,250	707,956	3,038,574	283,831	15,176,584

Based on the votes set forth above, the vote determining the frequency of future stockholder advisory votes on executive compensation was approved to take place every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tattooed Chef, Inc.

	By:	/s/ Salvatore Galletti
Dated: June 3, 2022		Name:	Salvatore Galletti
		Title:	Chief Executive Officer and Chairman of the Board

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